UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 2, 2025

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the 2025 Annual Meeting of Stockholders of American Vanguard Corporation (the “Company” or “Registrant”) held on July 2, 2025, three matters were voted upon by stockholders, namely: (i) the election of nine directors until their successors are elected and qualified, (ii) the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, and (iii) an advisory vote approving the overall executive compensation policies and procedures of the Company as set forth in the 2025 proxy statement.

With respect to the first proposal in the proxy, the following nine nominees were elected to serve as directors for the ensuing year:

Nominee	Votes For	Votes Against	Withheld	Broker Non-votes
Marisol Angelini	16,606,567	252,193	12,528	5,554,243
Scott Baskin	16,170,536	687,110	13,642	5,554,243
Mark Bassett	16,495,561	333,641	42,086	5,554,243
Patrick Gottschalk	16,504,151	358,221	8,916	5,554,243
Emer Gunter	16,488,702	373,661	8,925	5,554,243
Douglas Kaye	16,785,942	76,033	9,313	5,554,243
Steven Macicek	16,568,720	259,221	43,347	5,554,243
Keith Rosenbloom	16,400,224	462,139	8,925	5,554,243
Carmen Tiu	16,740,484	121,789	9,015	5,554,243

With respect to Proposals Two (appointment of Deloitte) and Three (advisory approval of executive compensation), both measures received the requisite number of votes to be approved by the Company’s stockholders; more specifically, the shares were voted as follows:

Proposal	Votes For	Votes Against	Withheld	Broker Non-votes
2 - Ratify Deloitte	22,030,083	369,428	26,020	0
3 - Executive Comp	14,654,753	2,125,356	91,179	5,554,243

Item 8.01	Other Events

On July 7, 2025, American Vanguard Corporation issued a press release announcing the results of the voting at its 2025 Annual Meeting of Stockholders. The complete text of that release is linked hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated July 7, 2025, of Registrant regarding the results of its 2025 Annual Meeting of Stockholders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: July 7, 2025	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Information Officer, General Counsel & Secretary